SENIOR LOAN MARKET UPDATE

                              Fourth Quarter 2010

MARKET PERFORMANCE

The senior loan market displayed strong performance during the fourth quarter of 2010. Improving credit fundamentals and robust investor demand for the asset class combined to drive senior loan prices higher. The S&P/LSTA Index ("Index") was up 3.19% during the final quarter of the year, bringing the full year return to an impressive 10.13%. The loan market return in 2010 was the second highest performance year on record for the Index, following only the return in 2009 (+51.62%) which benefited from a strong rebound off the lows in 2008.

In the fourth quarter, the loan market gains were broad based with every industry group posting positive results for the period. The strongest-performing industries in the Index were Radio and Television (+8.15%), Nonferrous Metals-Minerals (+4.64%) and Ecological Services and Equipment (+4.58%). The worst-performing industries were Beverage & Tobacco (+1.03%), Forest Products (+1.56%) and Food Products (+1.84%).

IMPROVING CREDIT QUALITY

Fundamental credit quality has come full circle. This is evidenced by the senior loan market default rate, which has declined sharply from a peak of nearly 11% in November of 2008, to 1.87% at year end 2010. The current default rate is below the long-term average default rate for the asset class (3.75%), and we anticipate that the default rate will remain relatively low in the quarters ahead. First, the amount of leveraged loans maturing by the end of 2012 has been reduced through corporate actions to approximately $24 billion from nearly $70 billion at year-end 2009. This reduction limits the universe of loans with a potential catalyst (upcoming maturity) for default. The second reason is improved corporate performance. The average year-over-year growth in cash flows for senior loan market issuers has increased in each of the first three quarters of 2010, and is expected to be strong in the fourth quarter as well. During the third quarter of 2010 (latest data available), Index issuers that report publicly grew cash flow an impressive 25.6% from one year prior. With the prospect of continued growth in the U.S. economy, corporate performance may well improve further. These improving financial results should help increase a company's ability to service debt payments.

INCREASING INVESTOR DEMAND

Retail investors purchased $7.1 billion in senior loan mutual funds in the fourth quarter, which represents a record quarterly inflow into the asset class, according to Lipper FMI. For the full year, retail senior loan mutual funds took in $16.2 billion in assets. This increase in investor demand provided a supportive technical environment as retail senior loan fund managers were net purchasers of senior loans. This demand helped support, and drive higher, the average secondary market price of loans. The average loan price within the Index increased over 6 points over the course of the year and ended December at 93.6.

Of additional importance, investor demand for high-yield bonds was also strong in 2010. The increased market liquidity allowed many companies to refinance near-term maturities (either loans or bonds) in order to place them on a firmer financial footing. This renewed market liquidity has greatly reduced the universe of loan issuers with near-term maturities.

Investor demand for senior loans may continue to be strong in the periods ahead. Investors may find the floating-rate nature of the asset class attractive in a period when interest rates may move higher.

LOAN PRICES AND SPREADS

The average loan price in the market improved over the quarter from 91 to 93.6. While loan prices have indeed improved significantly from nearly 60 in late 2008, we believe that the current discount to par remains attractive, especially when coupled with the much improved default rate and the healthy fundamental performance for corporations in the senior loan universe. In fact, by historical standards, yields are attractive. According to Standard & Poors LCD, the discounted spread to a 3-year average life is currently Libor plus 5.73%. This compares favorably to the average pre-credit crisis spread of Libor plus 3.63% (period ending June 2007).

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PORTFOLIO REVIEW

The portfolio performed well in the fourth quarter. For the three-month period ending December 31, 2010, the Fund generated a market price total return of 7.39% and a net asset value (NAV) total return of 4.01%. The Fund's market price return benefited in the period as the discount to NAV narrowed from -7.46% at the beginning of the period to -4.32% at the end of the reporting period. The Fund's NAV return for the fourth quarter outperformed the Index return of 3.19% by 82 basis points. For the full year ended December 31, 2010, the Fund generated a market price total return of 22.20% and a net asset value
(NAV) total return of 11.01%. As was the case in the quarterly period, the Fund's market price return benefited in the period as the discount to NAV narrowed from -13.20% at the beginning of the period to -4.32% at the end of the reporting period.

On December 20, 2010, we announced that the Fund increased the monthly income distribution to $0.06 per share from $0.055 per share. This represents an increase of 9.09%. The increased income distribution reflects an increase in coupons in the senior loan market. As of December 31, 2010, the Fund's distribution yield at NAV was 4.93% (5.16% at market price).

The portfolio is weighted toward those industries which we believe will benefit from continued economic and corporate credit improvement. Moreover, our rigorous credit process tends to favor those industries exhibiting greater defensive characteristics. The largest industries in the portfolio at the end of the fourth quarter remained the same as the previous quarter with
Healthcare: 10.99%, Media: 10.13%, Diversified Consumer Services: 7.75% and
Chemicals: 6.14%. These industries may have hard assets, which may benefit investors as loans tend to be senior secured which may provide for better recoveries in the event of a default.

The primary market of new senior loan issuance was strong in the fourth quarter, with $70 billion in issuance. With the robust primary market providing ample supply of good credits with attractive economics, we have been able to reposition the portfolio at a measured pace, to higher-yielding holdings.

The portfolio exhibits a significantly higher credit quality when compared with the Index. Over 60% of the portfolio is rated BB- or better by Standard & Poor's, compared to only 44.3% for the Index. Moreover, concentrations by both industry and borrower are well below portfolio limits, reflecting our belief that, after credit selection, diversification is the best way to guard against loss.

In the fourth quarter, we significantly improved the diversification in the portfolio. The number of positions increased from 148 to 188 and the average position size declined from 0.68% to 0.50%. The largest portfolio position was Reynolds Consumer Products Holdings, Inc., at 1.59% of the portfolio.

OUTLOOK

The story for senior loan investors has been one of continued improvement. As seasoned managers, we have been working diligently to capitalize on the current market opportunities by performing rigorous credit research and seeking to identify what we believe to be excellent risk-adjusted return opportunities. In accordance with the stated objectives in the prospectus, we're focused on credit quality and improving yield. Our portfolio strategy is to balance the goal of high current income with portfolio risk. While we expect the Fund to continue to be of high credit quality, we believe there are compelling opportunities in the market today that may marginally reduce the overall portfolio's weighted average credit rating, but that we believe will improve the portfolio yield and ultimately enhance the risk/reward profile of the portfolio. We expect that even with these potential enhancements, the credit quality of the portfolio would continue to be superior to that of the Index and many peer funds within the senior loan closed-end fund category. In providing a competitive rate of income to shareholders, we will focus our attention on those issues that provide the greatest relative value, or risk-adjusted return.

The First Trust Leveraged Finance Investment Team is optimistic about the outlook for the senior loan market. With loan prices trading, on average, below par, defaults trending lower, and credit quality generally strong, we believe investors with an intermediate time horizon will be rewarded by investing in the senior loan asset class as current market conditions appear to offer investors a compelling value. Moreover, should interest rates begin to increase in the future, the Fund should benefit given the floating-rate nature of the senior loan assets.

Sources: S&P LCD, Bloomberg, First Trust

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advice.


INVESTMENT MANAGER
------------------

First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust offers customized portfolio management using its structured, quantitative approach to security selection. As of November 30, 2010, First Trust managed or supervised $39.65 billion in assets. The First Trust Leveraged Finance Investment Group began managing the First Trust Senior Floating Rate Income Fund II (previously called the "First Trust/Four Corners Senior Floating Rate Income Fund II") on October 13, 2010. The experienced professionals comprising the First Trust Leveraged Finance Investment Group currently manage approximately $515 million. The group's experience includes managing senior secured floating-rate corporate loans in both the U.S. and Europe, managing high-yield debt and corporate restructuring expertise. The group has managed institutional separate accounts, commingled funds, structured products and retail funds.

PORTFOLIO MANAGEMENT TEAM
-------------------------

WILLIAM HOUSEY, CFA o SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

Mr. Housey joined First Trust Advisors L.P. in June 2010 as Senior Portfolio Manager and has nearly 15 years of investment experience. Prior to joining First Trust Advisors L.P., Mr. Housey served as Executive Director and Co-Portfolio Manager at Van Kampen Funds, Inc., a wholly-owned subsidiary of Morgan Stanley. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. He also holds the Chartered Financial Analyst designation.

SCOTT D. FRIES, CFA o VICE PRESIDENT, PORTFOLIO MANAGER

Mr. Fries joined First Trust Advisors L.P. in June 2010 as Portfolio Manager of the Leveraged Finance Investment Team and has over 15 years of investment industry experience. Prior to joining First Trust Advisors L.P., Mr. Fries served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Van Kampen Funds, Inc., a wholly-owned subsidiary of Morgan Stanley. Mr. Fries received a BA in International Business from Illinois Wesleyan University and a MBA in Finance from DePaul University. He also holds the Chartered Financial Analyst designation.


INVESTOR RELATIONS
------------------

GREGORY OLSEN, CFA o SENIOR VICE PRESIDENT, PORTFOLIO SPECIALIST

Mr. Olsen is a Senior Credit Analyst and Portfolio Specialist for the Leveraged Finance Investment Team at First Trust Advisors. He has 17 years of investment experience, most recently as Executive Director and Portfolio Specialist in leveraged finance for Morgan Stanley/Van Kampen. Mr. Olsen received a B.S. in Business Administration from Illinois Wesleyan University and an MBA with a concentration in finance from DePaul University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago. His professional experience is concentrated within the credit markets including senior secured loans, high yield bonds, and convertible securities.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This commentary contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), taking into account the information currently available to it. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this market update, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and their representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor.

The Fund is subject to various risks, including: Credit Risk, Senior Loan Risk, Lower Grade Debt Instruments Risk, Interest Rate Risk, Discount From or Premium to Net Asset Value Risk, Leverage Risk, Restrictive Covenants and 1940 Act Restrictions, Secondary Market for the Fund's Shares, Limited Secondary Market for Senior Loans, Lending Portfolio Securities, Demand for Senior Loans, Unsecured Loans and Subordinated Loans, Short-Term Debt Securities, Investments in Equity Securities Incidental to Investment in Senior Loans, Illiquid Securities, Non-U.S. Securities, Management Risk, Strategic Transactions, Reinvestment Risk, Inflation Risk, Regulatory Changes, Market Event Risk, and Anti-Takeover Provisions.

Lower grade debt instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Investing in lower grade debt instruments involves additional risks than investment-grade debt instruments. Lower grade debt instruments are securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, comparably rated by another NRSRO or, if unrated, of comparable credit quality. These lower grade debt instruments may be come the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S&P or comparably rated by another NRSRO). Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.


FOR ADDITIONAL INFORMATION, CALL JEFF MARGOLIN, SENIOR VICE PRESIDENT AND LOSED-END FUND ANALYST, AT 630-915-6784.



FIRST TRUST
www.ftportfolios.com